Exhibit 10.2(d)

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CLARCOR INC.
EXECUTIVE RETIREMENT PLAN (1999).

WHEREAS, CLARCOR Inc. (the “Company”) currently has in effect the Amended and Restated CLARCOR Inc. Executive Retirement Plan with an effective date of December 20, 1999 (the “Grandfathered Plan”);

WHEREAS, the Board of Directors of the Company has authorized the amendment of the Grandfathered Plan as being in the best interest of the Company, as further specified herein;

WHEREAS, all capitalized terms used herein have the meanings ascribed to them in the Grandfathered Plan unless otherwise defined;

NOW, THEREFORE, the Grandfathered Plan is hereby modified as follows:

1.	Amendments.

(a)	The following definitions are added to Article I of the Grandfathered Plan:

“PBGC Rate” means the “immediate” interest rate published each month by the PBGC that is used to determine the amount of lump-sum benefits paid by PBGC under plans that PBGC trustees.

“36 Month Average PBGC Rate” means the mathematical average of the most recently published thirty six months of PBGC Rates as of the date on which benefits under this Plan are to commence (i.e., the PBGC Rate in effect on such date, plus the thirty five PBGC Rates published immediately prior thereto; divided by thirty six).

(b)	The fourth sentence of Article VIII of the Plan is hereby deleted and replaced in its entirety by the following text:

… The determination of the single sum payment shall be based on (i) the unisex mortality assumptions then being used to calculate alternative benefits under the CLARCOR Pension Plan and (ii) the 36 Month Average PBGC Rate.

2.	No Further Amendment. Except as set forth in the preceding paragraphs, the Grandfathered Plan and all other provisions thereof remain unchanged.

3.	Effective Date. This Amendment shall be effective as of December 14, 2009.

IN WITNESS WHEREOF, the Secretary of the Company has hereunto set his hand pursuant to the authorization from its Board of Directors.

CLARCOR Inc.

/s/ Richard M. Wolfson

By:  Richard M. Wolfson
Vice President – General Counsel and
Corporate Secretary
Date:  January 12, 2010